Stein Roe Advisor Trust
Stein Roe Advisor Young Investor [service mark] Fund

Supplement to Prospectus
Dated Jan. 26, 1998, Revised July 20, 1998

(1) The first sentence of the second paragraph under the caption
    "How to Purchase Shares" is revised as follows:

     The initial purchase minimum is $1,000; subsequent investments may be as small as $50. The initial purchase minimum for UGMA, UTMA and Education IRA accounts is generally $50.

(2) A new caption is added after the caption "Management" as follows:

    Year 2000

    The Fund's Advisor, Administrator, Distributor and Transfer Agent (Liberty Companies) are actively coordinating, managing and monitoring Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are working with vendors who provide services, software and systems to the Fund to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Fund. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

(3) Colonial Investors Service Center, Inc., the Fund's transfer agent, has changed its name to Liberty Funds Services, Inc.
    The new name will not affect the services to the Fund.


This Supplement is Dated Oct. 7, 1998

YI-36/023G-998